DIGITILITI, INC.
CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT
THIS CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of February  _____, 2011, by and among Digitiliti, Inc., a Delaware corporation (the “Company”), and the investors listed on Exhibit A (each, an “Investor” and collectively, the “Investors”).
A. The Company is in need of capital in order to repay an outstanding promissory note issued by the Company in original principal amount of $531,540, plus accrued interest of $_____  as of _____, 2011 for an aggregate total of $_____  (the “Outstanding Note”), the holders of which have agreed to accept the amount of $531,540 in cash, plus other good and valuable consideration (the “Repayment Amount”) as full repayment of the Outstanding Note.
B. The Investors are willing to lend the Company the Repayment Amount pursuant to the terms and conditions set forth below.
The parties hereby agree as follows:
1. Definitions.
1.1 “Bylaws” means the bylaws of the Company as in effect as of the date hereof.
1.2 “Certificate of Incorporation” means the Certificate of Incorporation of the Company as in effect as of the date hereof.
1.3 “Commission” means the U.S. Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.
1.4 “Common Stock” means Common Stock, par value $0.001 per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.
1.5 “Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
1.6 “Majority Noteholders” means holders of more than 50% in principal amount of the outstanding Notes.
1.7 “Note Securities” means the Common Stock issuable upon conversion of the Notes.
1.8 “Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

1.9 “Requirement of Law” means, as to any Person, any law, statute, treaty, rule, regulation, license or franchise or determination of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.
1.10 “Security Agreement” means the Security Agreement by and between the Company, the Investors and the Collateral Agent dated as of the date hereof and attached hereto as Exhibit D.
1.11 “Securities” means the Notes, Warrants, Note Securities and Warrant Securities.
1.12 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.
1.13 “Transaction Documents” means collectively, this Agreement, the Notes, the Warrants and the Security Agreement.
1.14 “Warrant Securities” means the Common Stock issuable upon exercise of the Warrants.
2. Purchase and Sale of Notes and Warrants.
2.1 Authorization and Sale of Notes and Warrants.
(a) Notes. The Company has authorized the issuance and sale to the Investors of Secured Convertible Promissory Notes in the form attached hereto as Exhibit B in the initial aggregate principal amount of $1,000,000 for an aggregate purchase price of $1,100,000 (a discount of 10%, collectively referred to as the “Notes” and individually as a “Note”). At the Company’s discretion, said aggregate principal amount of the Secured Convertible Promissory Notes can be increased up to $1,200,000 for an aggregate purchase price of $1,320,000 (again reflecting a discount of 10%). The repayment of the Notes will be secured by a security interest in all of the Company’s assets pursuant to the Security Agreement; provided, however, each Investor hereby agrees and acknowledges that the security interest granted to the Investors securing repayment of the Notes is expressly subordinate to the loan secured by a first security interest in the Company’s Vault in the original principal amount of $100,000 (the “Vault Loan”) and Permitted Indebtedness (as set forth in Schedule 3.8) and as permitted by Section 7. Upon the occurrence of any event of default under the Vault Loan, each Investor shall have the right to purchase a new note in principal amount equal to its pro rata portion (based upon the total outstanding principal amount of all Notes) of the Vault Loan plus any accrued interest. In the event that an Investor does not purchase a note representing all of his, her or its pro rata portion of the Vault Loan, then the Investors who have so elected to purchase their respective pro rata portions shall have the option to purchase additional notes in the principal amount equal to their respective pro rata portion (as among all holders of Notes who elect to purchase the new notes) of the remaining balance of the Vault Loan plus any accrued interest. The Company shall issue a new Secured Convertible Promissory Note to each such participating Investor and the Company will use the proceeds from the sale of such notes to repay the Vault Loan including accrued interest. Each such new Secured Convertible Promissory Note shall have the same terms as the Notes and shall be treated as issued hereunder.

(b) Warrants. Based on the initial aggregate principal amount of $1,000,000, the Company has authorized the issuance and sale to the Investors of Warrants in the form attached hereto as Exhibit C to purchase in the aggregate 2,500,000 shares of Common Stock (collectively referred to as the “Warrants” and individually as a “Warrant”). Should the Company increase the aggregate principal amount of the Secured Convertible Promissory Notes to $1,200,000, the Company shall authorize the issuance and sale of Warrants to the Investors to reflect an aggregate total of 3,000,000 shares of Common Stock (collectively referred to as the “Warrants” and individually as a “Warrant”).
(c) Purchase Price. Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to pay the Company at the Closing the purchase price for such Investor’s Note and Warrant in the amount set forth opposite the Investor’s name on Exhibit A in the column headed “Total Purchase Price.” The Company agrees to sell and issue to each Investor at the Closing a Note in the original principal amount as set forth opposite the Investor’s name on Exhibit A. An Investor’s purchase price for the Warrants shall be the product of .001 multiplied by the principal amount of such Investor’s Note.
2.2 Closing. The closing of the purchases and sales of the Notes and Warrants (the “Closing”) shall take place at the offices of Winthrop & Weinstine, P.A., Suite 3500, 225 South 6th Street, Minneapolis, Minnesota 55402-4629, by an exchange of executed counterpart copies of this Agreement, other Transaction Documents and the other closing documents. At the Closing, the Company shall deliver to each Investor a Note and Warrant as well as an executed original of the Security Agreement and this Agreement and each Investor will deliver an executed original of this Agreement and any other closing documents and will pay the purchase price for the Note and the Warrant to the Company in immediately available funds.
3. Representations and Warranties of the Company. The Company represents and warrants to the Investors as follows:
3.1 Corporate Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and has the corporate power and authority to execute, deliver, and perform its obligations under each of the Transaction Documents except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification except to the extent that the failure to be so qualified would not have a material adverse effect.
3.2 Authorization; No Contravention. The execution, delivery and performance by the Company of each of the Transaction Documents and the transactions contemplated thereby, including, without limitation, the sale, issuance and delivery of the Securities, have been duly authorized by all necessary corporate action of the Company, do not contravene the terms of the Certificate of Incorporation or the Bylaws, or any amendment thereof, do not violate, conflict with or result in any breach or contravention of, or the creation of any lien, mortgage, security interest, or similar encumbrance under, any contractual obligation of the Company, or any Requirement of Law applicable to the Company, and do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, “Orders”) of any Governmental Authority against, or binding upon the Company. The Company has not previously entered into any contractual obligation which is currently in effect or by which it is currently bound, granting any rights to any Person which are inconsistent with the rights to be granted by the Company in any of the Transaction Documents.

3.3 Government Authorization; Third-Party Consents. Other than customary federal and state filings necessary in connection with the claiming of exemptions from registration of the issuance of the Securities contemplated hereby, and except as otherwise set forth in the Transaction Documents, no approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, or any contractual obligation of the Company, and no lapse of a waiting period under a Requirement of Law, or any contractual obligation of the Company, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Securities) by, or enforcement against the Company, of any of the Transaction Documents.
3.4 Binding Effect. Each of the Transaction Documents has been duly authorized, executed, and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms.
3.5 Litigation. Except as set forth on Schedule 3.5, there are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations pending or, to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company. Except as set forth on Schedule 3.5, there is no fact, event, or circumstance known to the Company that is reasonably likely to give rise to any claim that would be required to be set forth as an exception to the representation set forth in the preceding sentence if currently pending or threatened. No Order has been issued by any court or other Governmental Authority against the Company purporting to enjoin or restrain the execution, delivery or performance of any of the Transaction.
3.6 No Defaults. Except as set forth on Schedule 3.6, the Company is not in material violation or breach of, or in material default under any note, indenture, mortgage, lease, contract, purchase order or other instrument, document or agreement to which the Company is a party or by which it or any of its property is bound or affected or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body which violation, breach or default would have a material adverse effect on the financial condition, results of operations, assets, liabilities, business or prospects of the Company, and to the Company’s knowledge, there exists no condition, event or act which after notice, lapse of time, or both, may constitute a material violation or breach of, or a material default under, any of the foregoing which violation, breach or default would have a material adverse effect on the financial condition, results of operations, assets, liabilities, business or prospects of the Company.
3.7 Taxes. There are no federal, state, county, local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

3.8 No Liens or Encumbrances. Other than as set forth on Schedule 3.8 (the “Permitted Indebtedness”), the property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets.
3.9 SEC Reports. The Company has filed all forms, reports and documents required to be filed by the Company with the Commission. Except as set forth on Schedule 3.9, all such required forms, reports and documents (including those that the Company may file subsequent to the date hereof) are referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports (a) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the Commission thereunder applicable to such SEC Reports and (b) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
3.10 Compliance with Laws. The Company has, to its knowledge, complied in all material respects with, is not in material violation of, and has not received any written notices of violation with respect to, any Requirement of Law with respect to the conduct of its business, or the ownership or operation of its assets or properties.
3.11 Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Securities. Assuming that the representations of the Investors set forth in Section 4 hereof are true, no registration of the Securities, pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws, will be required by the offer, sale or issuance of the Securities. The Company agrees that neither it, nor anyone acting on its behalf, shall offer to sell the Securities or any other security of the Company so as to require the registration of the Securities pursuant to the provisions of the Securities Act or any state securities or “blue sky” laws, unless such Securities or other security is so registered.
3.12 Broker’s, Finder’s or Similar Fees. As of the date of the Closing, there are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by any such Person except as set forth on Schedule 3.12.
4. Representations and Warranties of the Investors. Each Investor, severally and not jointly with any other Investor, hereby represents and warrants to the Company that:
4.1 Existence and Power. The Investor has the requisite power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party.
4.2 Accredited Investor Status. The Investor is an “accredited investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and is a resident of the state or other jurisdiction set forth opposite such Investor’s name on the Exhibit A.
4.3 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Investor in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Investor or any action taken by the Investor.

4.4 Purchase Entirely for Own Account. The Investor hereby confirms, that the Securities to be acquired by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part hereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any of the Securities. The Investor has not been formed for the specific purpose of acquiring the Securities.
4.5 Disclosure of Information. The Investor has had an opportunity to discuss the Company’s business, management, financial affairs, and the terms and conditions of the offering of the Notes and Warrants with the Company’s management and has had an opportunity to inspect the Company’s facilities and has utilized such access to the Investor’s satisfaction.
4.6 Speculative Securities. The Investor understands that an investment in the Securities is highly speculative and involves a high degree of risk. The Investor believes the investment is suitable for the Investor based on his, her or its investment objectives and financial needs. The Investor has adequate means for providing for his, her or its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities. The Investor can bear the economic risk of investment in the Securities for an indefinite period of time and can afford a complete loss of such investment.
4.7 Restricted Securities. The Investor understands that the Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed in this Agreement. The Investor understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements, including but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Investor’s control, and which the Company is under no obligation and may not be able to satisfy.
4.8 No Public Market. The Investor understands that a very limited public market exists for the Common Stock, but no market exists for any other securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities. Accordingly, Investor understands that he, she or it must hold the Securities indefinitely and may never be able to resell them for their original purchase price, or at all, and thus may lose his, her or its entire investment in the Company.

4.9 Legends. The Investor understands that the Securities and any securities issued in respect of or exchange for the Securities may bear one or both of the following legends:
(a)
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE BLUE SKY LAWS, AND IS SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(b)	Any legend required by the blue sky laws of any state to the extent such laws are applicable to the shares represented by the certificate bearing such legend.
5. Conditions of Closing.
5.1 Conditions of Investors’ Obligations at Closing. The Investors’ obligations at Closing will be contingent upon satisfaction or waiver of the following conditions:
(a) Repayment of Outstanding Note. Contemporaneously with the Closing, the Company shall pay the Repayment Amount to the holder of the Outstanding Note.
(b) Termination of Security Interest. At the Closing, the Company shall deliver to the Investors a Release and Written Consent of the holder of the Outstanding Note acknowledging full satisfaction of the Outstanding Note and authorizing the termination of the security interest held by such holders with respect to the Outstanding Note.
(c) Secretary’s Certificate. At the Closing, the Company shall deliver to the Investors a certificate, in form and substance satisfactory to the Investors, signed by the Secretary of the Company, certifying (i) that the attached copies of the Certificate of Incorporation, the Bylaws and resolutions of the Board of Directors of the Company approving each of the Transaction Documents and the transactions contemplated thereby, are all true, complete and correct and remain unamended and in full force and effect, and (ii) as to the incumbency and specimen signature of each officer of the Company executing each of the Transaction Document and any other document delivered in connection therewith on behalf of the Company.
(d) Documents. At the Closing, the Company shall have provided to the Investors true, complete, and correct copies of such documents as the Investors may have reasonably requested in connection with or relating to the sale of the Notes and Warrants, the other Transaction Documents, and the transactions contemplated hereby and thereby, all in form and substance reasonably satisfactory to the Investors and the Investors shall have completed their due diligence to the Investors’ satisfaction, in their sole discretion, including a detailed review of past financial performance.
(e) Consents and Approvals. At the Closing, except for customary federal and state filings necessary in connection with the claiming of exemptions for the issuance of securities contemplated hereby, which filings will be made at or promptly following the date of this Agreement, all consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons required in respect of all Requirements of Law which are necessary in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement and each of the other Transaction Documents shall have been obtained and be in full force and effect.

5.2 Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:
(a) Payment of Purchase Price. The Investor shall pay to the Company, or as directed by the Company in writing, the applicable aggregate purchase price of the Note and Warrant and the total amount received from all Investors in immediately available funds equals or exceeds $700,000.
(b) Receipt of Release and Written Consent. The Company shall have received all required releases and written consents from John and Pam Miner.
(c) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or foreign jurisdiction that are required in connection with the lawful issuance and sale of the Securities at Closing pursuant to this Agreement shall be duly obtained and effective as of the Closing.
6. Indemnification. The Company agrees to indemnify and hold harmless each Investor and its successors and assigns, together with any of their officers, directors, or shareholders (such persons, the “Indemnified Parties”), from and against any and all losses, damages, liabilities, obligations, costs or expenses (any one such item being herein called a “Loss” and all such items being herein collectively called “Losses”) which are caused by or arise out of, or (in the case of claims asserted against any Indemnified Parties by a third party) alleged to result from, arise out of or have been incurred with respect to, (a) any material breach or default in the performance by the Company of any covenant or agreement of the Company contained in this Agreement, (b) any material breach of warranty or inaccurate or erroneous representation made by the Company herein or in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto, and (c) any and all material actions, suits, proceedings, claims, demands, judgments, costs and expenses (including costs and reasonable hourly attorneys’ fees) arising out of the foregoing except when such actions, suits, proceedings, claims, demands, judgments, costs and expenses arise as a result of the grossly negligent or intentional actions or omissions of any Investor. Except for Losses caused by or arising out of the gross negligence or willful misconduct of the Company, any Losses resulting from (a) or (b) under this Agreement shall be limited to the actual amount invested pursuant to this Agreement.
7. Negative Covenant. Except as set forth in Sections 2.1 and 7 or Permitted Indebtedness, for so long as the Notes remain outstanding, the Company will not, without the prior written consent of the Majority Noteholders, create or suffer to exist any debt that is or that purports to have a security interest in or to the assets of the Company that is senior to the security interest held by the Investors with respect to the Notes. For the avoidance of doubt, consent pursuant to this provision shall be consent to any other similar prohibition included in the Notes or Security Agreement. The Investors shall, from time to time, at the request of the Company, subordinate the portion of the security interest securing repayment of the Notes covering accounts receivable only to any accounts receivable or equipment based financing obtained by the Company from any bank or other lender.

8. Affirmative Covenants. For so long as the Notes remain outstanding, the Company shall use its best efforts to timely file all reports which it is required to file with the Commission. If the Company fails to do so, it shall promptly provide the Investors with the same financial statements, in unaudited form, as would be required to be included in such reports.
9. Miscellaneous.
9.1 Survival. The warranties and representations of the Company and the Investors and the indemnification obligations of each party contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.
9.2 Expenses. The Company and the Investors shall each pay their own expenses in connection with the transactions contemplated by this Agreement.
9.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
9.4 Governing Law. This Agreement shall be governed by and construed under the substantive laws of the State of Minnesota, without regard to the conflicts of law provisions thereof, as applied to agreements among Minnesota residents entered into and to be performed entirely within Minnesota.
9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
9.6 Notices. All notices, requests, demands, approvals, consents, and other communications which are required or may be given hereunder shall be (a) in writing; (b) addressed to the parties as set forth below, unless a party notifies the others of a change of address (in which case the latest noticed address shall be used); and (c) deemed to have been duly given (i) on the date given by hand delivery or facsimile, or (ii) the day after deposit with a recognized overnight courier; provided that if the actual or deemed notice date is not a business day, the date of actual or deemed notice shall be the next business day thereafter:
If to the Investors, to the addresses set forth for the Investors on Exhibit A, with a copy to:
 ___________________________________
 ___________________________________
 ___________________________________
Minneapolis, MN  _____
Attn:  ________________, Esq.
Fax No.: (_____)  _____-_______

If to the Company:
Digitiliti, Inc.
266 East 7th Street
Saint Paul, MN 55101
Attn: Chief Executive Officer
Fax No.: (651) 925-3232
with a copy to:
Winthrop & Weinstine, P.A.
Capella Tower, Suite 3500
225 South Sixth Street
Minneapolis, MN 55402
Attn: Philip T. Colton, Esq.
Fax No.: (612) 604-6929
9.7 Amendments and Waivers. Any term of this Agreement or any of the other Transaction Documents may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Majority Noteholders. Any amendment or waiver effected in accordance with this Section 9.7 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding and each future holder of all such Securities and the Company.
9.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
9.9 Entire Agreement. The Transaction Documents and the other documents referred to herein constitute the entire agreement among the parties with respect to the matters addressed herein and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth therein.
9.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
9.11 Acknowledgement Among Investors. Each Investor acknowledges, as to itself, that such Investor is not relying upon any person, firm or corporation, other than the written representations and warranties of the Company and its officers, in making its investment or decision to invest in the Company. Each Investor agrees that no other Investor (or their respective controlling persons, officers, directors, partners, agents or employees) shall be liable for any action taken or omitted to be taken in connection with the sale of the Notes and Warrants.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Convertible Promissory Note and Warrant Purchase Agreement as of the date first above written.

THE COMPANY:

DIGITILITI, INC. a Delaware corporation

By:

Name:

Its:

[COMPANY SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE
AND WARRANT PURCHASE AGREEMENT]
[MULTIPLE INVESTOR SIGNATURE PAGES FOLLOW]

DIGITILITI, INC.
INVESTOR SIGNATURE PAGE TO
CONVERTIBLE PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT
The undersigned (the “Investor”) has read and understands the Convertible Promissory Note and Warrant Purchase Agreement between Digitiliti, Inc. (the “Company”) and certain investors, dated _____, 2011 (the “Purchase Agreement”). The Investor wishes to become a party to the Purchase Agreement and purchase $_____  of Notes pursuant to the terms thereof. Upon the Investor signing in the space provided below and the Company’s acceptance hereof, the Investor shall be a party to the Purchase Agreement.

INDIVIDUAL INVESTOR:

Signature:

Name:

Address:

ENTITY INVESTOR:

Signature:

Name:

Title:

Address:

EXHIBIT A
SCHEDULE OF INVESTORS

Principal
	Amount of	Discount
	Note[110%	Purchase		Warrant	Total
	of Purchase	Price for		Purchase	Purchase
Name	Price]	Note	Warrants	Price	Price	State of Residence

EXHIBIT B
FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

EXHIBIT C
FORM OF WARRANT

EXHIBIT D
FORM OF SECURITY AGREEMENT